UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 23, 2009

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

2831 Dexter Drive, Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

(574) 266-2500
(Registrant’s telephone number,
including area code)

N / A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2009, Coachmen Industries, Inc. (the “Company”) and H.I.G. All American, LLC, an affiliate of H.I.G. Capital, LLC (“HIG”), entered into a Loan Agreement for the provision of up to $20 million in financing for the operational needs of the Company.  The Agreement provides for two financing pieces.  The first, a $10 million convertible note with a two year term, allows HIG to convert the debt into common shares of the Company’s stock at the price of $0.979 per share.  The convertible note bears interest at a rate of 20% per annum. The second, a $10 million revolving line of credit with a two year term, bears interest at the London Interbank Offered Rate plus 5% per annum. The Company also issued to HIG warrants for up to 6.65 million shares of the Company’s stock, at an exercise price of $.00001 per share, which can only be exercised:  i) if the Company defaults on its covenants under the Loan Agreement; ii) if HIG converts the debt into common shares of the Company’s stock,; iii) upon termination of the revolving line of credit; or iv) on the earlier of October 27, 2011 or repayment of amounts outstanding on the convertible notes or revolving line in accordance with the terms thereof.

The Loan Agreement contains customary representations and warranties and covenants of the Company, and provides for the acceleration of the obligations of the Company upon the occurrence of certain events of default.

A copy of the Loan Agreement is being filed as Exhibit 2 to this report and is incorporated by reference into this Section 1.01.

On October 23, 2009, All American Homes of Ohio, LLC, a subsidiary of the Company, entered into a Real Estate Purchase Agreement with Coll Financial Holdings, LLC, for the sale of a former manufacturing plant used by the Company, located in Zanesville, Ohio.  The terms of the purchase provide for payment of $2,975,000 in cash, and closing is scheduled for October 31, 2009, although either party has the option to postpone the closing date to on or before November 30, 2009 to deal with any obstacle in obtaining financing.

On October 23, 2009, the Company appointed Continental Stock Transfer & Trust Company, to act as successor Rights Agent under the Company’s Rights Agreement between the Company and First Chicago Trust Company of New York as Rights Agent, dated as of January 5, 2000 (the “Rights Agreement”).  Continental Stock Transfer & Trust Company accepted the appointment as successor Rights Agent.

Effective October 26, 2009, the Company entered into an Amended and Restated Rights Agreement (the “Rights Amendment”) to the Rights Agreement.  The Rights Amendment changed all references in the Rights Agreement to First Chicago Trust Company of New York to Continental Stock Transfer & Trust Company.  The Rights Amendment also revised the definition of “Acquiring Person” in Section 1(a) of the Rights Agreement to specifically exclude HIG as an “Acquiring Person.”

The Rights Amendment is qualified in its entirety by the terms and conditions of the Rights Amendment, which is filed as Exhibit 4.1 to this report and incorporated by reference into this Section 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

ITEM 3.02                      UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 above. The Company sold the securities in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933.

ITEM 3.03                      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

See the last three paragraphs of Item 1.01 above.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

See Item 1.01 above.  Pursuant to the terms of the Loan Agreement, Matt Sanford and Fabian de Armas were appointed to the Company’s Board of Directors as HIG’s representatives.  Additionally, at any time following a default or event of default under the Loan Agreement, these two HIG-appointed directors will have the right to appoint one (1) additional director, who will have the power to vote five (5) director votes at any annual or special meeting of the Board of Directors, and one (1) additional director who is independent within the meaning of Item 407(a) of Regulation S-K.]

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See Item 5.01 above.

ITEM 5.03                     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective October 27, 2009, the Company approved amendments to Sections 2.3 and Article XII of the Company’s Amended Bylaws, to allow Special Meetings of the Company’s shareholders to be called by any shareholder holding 25% or more of the outstanding shares entitled to vote on business to be conducted at the Special Meeting, and to restrict the ability of the Company to amend, repeal, or alter the Bylaws to diminish or limit the rights of HIG while the Company remains obligated to HIG.

Additionally, the Bylaws were amended to add new sections 2.16 and 3.13.  Section 2.16 exempts the Company from the provisions of the Control Shares Acquisition Chapter of the Indiana Business Corporation Law.  Section 3.13 provides HIG with the right, while the Company remains obligated to HIG, to appoint two (2) new directors to the Company’s Board, and those directors shall have the additional right, in the event of a default under the Loan Agreement, to appoint one (1) additional director with the power to vote five (5) director votes, and one (1) additional director who is independent within the meaning of Item 407(a) of Regulation S-K.

The Bylaws reflecting these amendments are filed as Exhibit 3(ii) to this report and are incorporated by reference into this Section 5.03.

ITEM 8.01                     OTHER EVENTS

On October 28, 2009, the Company issued a press release regarding the loan transaction with HIG, the sale of the Zanesville facility, and the award of major construction projects.

A copy of this press release is being filed as Exhibit 99.1 to this Report and is incorporated by reference into this Item 8.01.

ITEM 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit is furnished as a part of this Report:

2	Loan Agreement dated October 27, 2009 between H.I.G. All American, LLC, the Company, and several of the Company’s subsidiaries

3(ii)             By-Laws of Coachmen Industries, Inc. (as modified through October 27, 2009)

4.1	Amended and Restated Rights Agreement, dated as of October 23, 2009 and effective as of October 26, 2009, between Coachmen Industries, Inc. and Continental Stock Transfer & Trust as rights agent

99.1 Press Release dated October 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:	October 28, 2009	By:	/s/ James T. Holden

James T. Holden, Secretary
Printed Name and Title